TICKER: MSTP Date: October 25, 2024

GraniteShares 1x Short MSTR Daily ETF – Summary

Important Information Regarding the Fund

The GraniteShares 1x Short MSTR Daily ETF (the “Fund”) seeks daily inverse investment results of -1 time (-100%) the daily percentage change of the common stock MicroStrategy Inc. (NASDAQ: MSTR) (the “Underlying Stock”). Because the Fund seeks daily inverse investment results, it is very different from most other exchange-traded funds. It is also riskier than alternatives that do not use a short strategy. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% the performance of the Underlying Stock for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -100% the return of the Underlying Stock for that period. Longer holding periods, higher volatility of the Underlying Stock and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of the Underlying Stock may affect the Fund’s return as much as, or more than, the return of the Underlying Stock.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Underlying Stock’s performance is flat, and it is possible that the Fund will lose money even if the Underlying Stock’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, of -1 time (-100%) the daily percentage change of the common stock of MicroStrategy Inc. (NASDAQ: MSTR).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.30%
Distribution and/or Service (12b-1) Fees	-%
Other Expenses (1)	1.00%
Total Annual Fund Operating Expenses (2)	2.30%
Fee Waver/Reimbursements (3)	0.80%
Net Annual Fund Operating Expenses After Fee Waiver/Reimbursements (1), (2), (3)	1.50%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.50% for the fiscal year ending June 30, 2025.

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(3)	GraniteShares Advisors LLC has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) interest, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) interest and dividend expense on short sales, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization or (ix) extraordinary expenses such as litigation) will not exceed 1.50%. This agreement is effective until December 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. GraniteShares Advisors LLC may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$156	$511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet been launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate the inverse (-100%) daily percentage change of the Underlying Stock by entering into financial instruments such as swaps and options on the Underlying Stock. At the end of each trading day, the notional exposure against the Underlying Stock obtained through the combination of these instruments will be approximately -100% of the Fund’s net asset value. The Fund aims to generate the inverse daily performance of the Underlying Stock for a single day. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will aim to primarily obtain its notional exposure against the Underlying Stock through swap agreements. In case the Fund faces restriction in increasing its swap notional exposure, it may use option contracts on the Underlying Stock.

Swaps:

The Fund may enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Underlying Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Underlying Stock.

The Fund is expected to post between 30% and 45% of its assets as collateral under the swap agreements.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty. Cowen Financial Products LLC is a conditionally registered swap dealer and is required to file certain reports from time to time with the Securities and Exchange Commission. Cowen Financial Products LLC is an indirect subsidiary of Toronto Dominion Bank, a Canadian company whose shares are listed for trade on the New York Stock Exchange (NYSE) under the symbol “TD.” Debts of Cowen Financial Products LLC as it may relate to the Fund are not guaranteed by its parent company.

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Options:

Depending on market conditions, market liquidity and operational constraints, the Fund may either buy deep in-the-money put option contracts, or simultaneously buy an at-the-money put option contract and sell an at-the-money call option contract (a strategy generally referred to as synthetic forward). All option contracts bought and sold will be against the Underlying Stock. The Fund will pay the premium for each put option contract bought and receive the premium for each call option sold. The Fund’s participation in potential changes in the price of the Underlying Stock is based on the price of the Underlying Stock at the time the Fund buys the put and sells call option contracts, the strike price of the call (put) option contract and the Underlying Stock price at the time of the contract’s expiration. The maturity of the option contract bought and sold may vary from 1-week to 1-month.

As part of the Fund’s strategy, the Fund may buy a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put options contracts that are based on the value of the price returns of the Underlying Stock. The Fund will only buy and sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Stock) the option at a specified exercise price.

An option is said to be “European Style” when it can be exercised only at expiration whereas an “American Style” option can be exercised at any time prior to expiration. The Fund may use either European or American style options.

The Fund may invest in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should have the inverse performance of the Underlying Stock.

Due to the Fund’s investment exposure to the Underlying Stock, the Fund’s investment exposure is concentrated in the software and information technology industry and carries risks associated to bitcoin.

MicroStrategy Inc is a bitcoin development company. It is engaged in the development of the bitcoin network through its activities in the financial markets and technology. It designs, develops, markets and sales its software platform through licensing arrangements and cloud subscriptions and related services. As a bitcoin development company, MicroStrategy’s bitcoin strategy includes acquiring bitcoin using cash flows from operations and proceeds from equity and debt financings, developing product innovations that leverage bitcoin blockchain technology and periodically engaging in advocacy and educational activities regarding the acceptance and value of Bitcoin as an open and secure protocol for digital assets and to be a lightning network. As of June 30, 2024, bitcoin represented approximately 81% of MicroStrategy’s total assets. MicroStrategy develops “layer-2” solutions which refers to any off-chain network, system, or technology built on top of a blockchain refers to any off-chain network, system, or technology built on top of a blockchain. While layer-2 may offer faster processing, such solutions is subject to a higher level of centralization which may result in a lower level of security. MicroStrategy Inc is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by MSTR pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 000-24435 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding MSTR may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Underlying Stock over the same period. The Fund will lose money if the Underlying Stock’s performance is flat over time, and as a result of daily rebalancing, the Underlying Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Stock’s performance decreases over a period longer than a single day.

THE FUND, THE GRANITESHARES ETF TRUST, AND GRANITESHARES ADVISORS LLC ARE NOT AFFILIATED WITH THE UNDERLYING STOCK.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of MicroStrategy Inc. The common stock of MicroStrategy Inc. (MSTR) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by MicroStrategy Inc. pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding MicroStrategy Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

Additional Information on Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Bitcoin network, a decentralized network of computers that operates on cryptographic protocols. The ownership of bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the network and maintain the network’s security are compensated through the issuance of new bitcoin and through transaction fees paid by users in bitcoin.

No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “bitcoin,” the unit of account on the Bitcoin network ledger. The value of bitcoin is determined, in part, by the supply of, and demand for, bitcoin in the global markets for trading bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment and the volume of private end-user-to-end-user transactions.

Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new bitcoin and the cryptographic system that secures and verifies bitcoin transactions.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Underlying Stock Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to the risks of the software and information technology industry. The Underlying Stock is subject to many risks that can negatively impact its revenue and viability including, but are not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. The Underlying Stock performance may be affected by global markets and demand for its products and services, its ability to develop new products and services, inventory levels, supply chain issues, the performance of third-party software developers, system and network failures, privacy and cybersecurity breaches and changes in international and government regulations. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology industry may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Bitcoin Risk: The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to risks associated with bitcoin. Investing in bitcoin exposes to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for bitcoin and restrict its usage. Bitcoin is not presently widely accepted as a medium of exchange, which may be due to a number of common impediments and/or disadvantages to adopting the Bitcoin Network as a payment network, including the slowness of transaction processing and finality, variability of transaction fees, and volatility of the price of bitcoin. Additionally, risks associated with the sale of newly mined bitcoin, bitcoin trading platforms, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to bitcoin-linked investments. The value of bitcoin has been, may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Effects of Compounding and Market Volatility Risk: The Fund aims to replicate the daily inverse returns of the Underlying Stock and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Underlying Stock’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate inverse daily returns. For a Fund aiming to replicate the inverse performance of an Underlying Stock, if adverse daily performance of the Underlying Stock reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if the favorable daily performance of the Underlying Stock increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes pronounced as the Underlying Stock volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Stock during the shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Underlying Stock volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Stock volatility; b) Underlying Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) the Underlying Stock’s dividends. The chart below illustrates the impact of two principal factors – Underlying Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Underlying Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Underlying Stock volatility, compounding will cause results for periods longer than a trading day to vary from the performance of the Underlying Stock.

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As shown in the chart below, the Fund would be expected to lose 6.0% if the Underlying Stock provided no return over a one-year period during which the Underlying Stock experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Stock return is flat.

For instance, if the Underlying Stock’s annualized volatility is 100%, the Inverse Fund would be expected to lose 63.5% of its value, even if the cumulative Underlying Stock’s return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Inverse Fund can be expected to return less than -100% of the performance of the Underlying Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Underlying Stock. The Inverse Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Tracking Error Risk” below.

One Year Performance of the Underlying Stock	-100% of One Year Performance of the Underlying Stock	Volatility of the Underlying Stock (annualized)
		10%	25%	50%	75%	100%	125%	150%
-95%	95%	1841.1%	1773.1%	1468.8%	1065.7%	656.4%	336.6%	119.4%
-90%	90%	875.7%	829.7%	670.0%	470.2%	270.2%	112.7%	7.2%
-80%	80%	391.1%	366.3%	288.0%	185.2%	84.4%	5.4%	-47.3%
-70%	70%	228.5%	211.9%	159.3%	90.4%	23.2%	-30.2%	-65.6%
-60%	60%	146.9%	134.3%	94.8%	42.5%	-7.4%	-47.4%	-74.1%
-50%	50%	97.6%	87.6%	55.9%	14.2%	-26.2%	-58.2%	-79.3%
-40%	40%	65.0%	56.5%	30.0%	-5.1%	-38.9%	-65.3%	-82.9%
-30%	30%	41.4%	34.2%	11.5%	-18.5%	-47.4%	-70.6%	-85.3%
-20%	20%	23.8%	17.5%	-2.7%	-28.8%	-53.9%	-74.0%	-87.4%
-10%	10%	10.0%	4.4%	-13.4%	-36.7%	-59.3%	-77.0%	-88.8%
0%	0%	-1.0%	-6.0%	-22.1%	-43.0%	-63.5%	-79.3%	-90.1%
10%	-10%	-10.0%	-14.6%	-29.2%	-48.1%	-66.5%	-81.3%	-90.9%
20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.7%	-82.9%	-91.6%
30%	-30%	-23.9%	-27.8%	-40.3%	-56.2%	-71.9%	-84.0%	-92.2%
40%	-40%	-29.3%	-32.9%	-44.5%	-59.5%	-74.1%	-85.5%	-92.9%
50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%	-86.4%	-93.4%
60%	-60%	-38.2%	-41.3%	-51.5%	-64.5%	-77.3%	-87.5%	-93.8%
70%	-70%	-41.8%	-44.8%	-54.3%	-66.7%	-78.4%	-87.9%	-94.2%
80%	-80%	-45.1%	-47.9%	-56.8%	-68.5%	-79.9%	-88.5%	-94.6%
90%	-90%	-48.0%	-50.6%	-59.2%	-70.1%	-81.1%	-89.3%	-94.8%
95%	-95%	-50.6%	-53.1%	-61.1%	-71.8%	-81.9%	-89.7%	-95.0%

The Underlying Stock’s annualized historical volatility rate for the five-year period ended June 30, 2024, was 88.3%. During the five-year period observed the Underlying Stock’s highest volatility rate over a 12-month period was 99.6% and volatility for a shorter period of time may have been substantially higher. The Underlying Stock’s annualized performance for the five-year ended June 30, 2024, was 58.0%. Historical volatility and performance are not indications of what the Underlying Stock volatility and performance will be in the future. The volatility of instruments that reflect the value of the Underlying Stock, such as swaps, may differ from the volatility of the Underlying Stock.

Correlation Risk: A number of factors may affect the Fund’s ability to achieve a high degree of correlation with Underlying Stock, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from -100% of the percentage change of Underlying Stock on such day.

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In order to achieve a high degree of correlation with Underlying Stock, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to Underlying Stock may prevent the Fund from achieving a high degree of correlation with Underlying Stock and may expose the Fund to greater leverage risk. Market disruptions or closure, regulatory restrictions, market volatility, illiquidity in the markets for the financial instruments in which the Fund invests, and other factors will adversely affect the Fund’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by Underlying Stock’s movements, including intraday movements. Because of this, it is unlikely that the Fund will have perfect -100% exposure during the day or at the end of each day and the likelihood of being materially under- or overexposed is higher on days when Underlying Stock is volatile, particularly when Underlying Stock is volatile at or near the close of the trading day.

A number of other factors may also adversely affect the Fund’s correlation with Underlying Stock, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with Underlying Stock. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or overexposed to Underlying Stock. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of Underlying Stock. Any of these factors could decrease correlation between the performance of the Fund and Underlying Stock and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Short Sale Exposure Risk: The Fund will seek inverse or “short” exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by any assets underlying the Fund’s short positions, if any, would negatively impact the Fund. The Fund could theoretically lose an amount greater than its net assets in the event the Underlying Stock increases more than 100%.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the adviser determines that the requisite exposure to the underlying Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value, or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk: A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

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Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Exchange Traded Fund Structure Risk: The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily inverse performance for the Fund.

Fixed Income Securities Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

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Non-Diversified Risk: The Fund’s portfolio focuses on the Underlying Stock and will be subject to potential for volatility than a diversified fund.

Swap Risk: Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Options Contracts Risk: The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Stock. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such a date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Furthermore, when the Fund seeks to trade out of positions, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions. If the Fund sells non-cash settled options contracts, it would be obligated to receive shares of the Underlying Stock when the option is exercised. Consequently, there is a risk that the Fund may have to physically acquire the Underlying Stock shares at the strike price, which could result in the Fund holding the Underlying Stock, and an asset that has declined in value. The level of exposure obtained through option contracts should at most be equal to the Fund’s Daily Leverage Factor times the Fund’s net asset value.

Rebalancing Risk: If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Stock that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Trading Halt Risk: Although the Underlying Stock’s shares are listed for trading on an exchange, there can be no assurance that an active trading market for such shares will be available at all times and the exchange may halt trading of such shares in certain circumstances. A halt in trading in the Underlying Stock’s shares is expected, in turn, to result in a halt in the trading in the Fund’s shares. Trading in the Underlying Stock’s and/or Fund’s shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the Underling Stock’s and/or Fund’s shares inadvisable. In addition, trading in Underlying Stock’s and/or Fund’s shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange “circuit breaker” rules.” In the event of a trading halt for an extended period of time, the Fund may be unable to execute arrangements with swap counterparties that are necessary to implement the Fund’s investment strategy.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of its investment objective which aims to replicate the inverse daily percentage change of the Underlying Stock. The performance of the Fund may diverge from that of its investment objective for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, being under- or overexposed to the Underlying Stock or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened during times of market volatility or other unusual market conditions such as market disruptions. The Fund may be required to deviate from its investment objectives as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.

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US Treasury Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Tax Risk: In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification and other requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. The application of these requirements to certain investments (including swaps) that may be entered into by the Fund is unclear. In addition, the application of these requirements to the Fund’s investment objective is not clear, particularly because the Fund’s investment objective focuses on the performance of the stock of a single issuer. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Performance: Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: GraniteShares Advisors LLC

Portfolio Managers: Benoit Autier, Jeff Klearman and Ryan Dofflemeyer have been portfolio managers of the Fund since the Fund’s inception in 2024.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.graniteshares.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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